UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 26, 2020

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	GRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 1.01.	Entry Into a Material Definitive Agreement.
On June 26, 2020, W. R. Grace & Co. (“Grace”), W. R. Grace & Co.–Conn., its wholly owned subsidiary (“Grace–Conn.” or the “Issuer”), and certain of Grace’s existing domestic subsidiaries (together with Grace, the “Guarantors”), completed its previously announced sale of $750 million aggregate principal amount of 4.875% Notes due 2027 (the “New Notes”). The New Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.
The net proceeds of the New Notes will be used to redeem all of the Issuer’s 5.125% senior unsecured notes due 2021 (“Existing 2021 Notes”). On June 12, 2020, the Issuer caused to be delivered to holders of its Existing 2021 Notes a notice of conditional redemption for all $700 million of its Existing 2021 Notes. The expected redemption date is July 12, 2020.
The New Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of September 16, 2014, as supplemented by that certain Third Supplemental Indenture, dated as of June 26, 2020 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and among the Issuer, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”). Interest is payable on the New Notes on each June 15 and December 15, commencing December 15, 2020. The Issuer has the option to redeem all or a portion of the New Notes at any time prior to June 15, 2023 at a price equal to 100% of the principal amount of the New Notes redeemed plus accrued and unpaid interest, if any, to but excluding the redemption date plus a “make-whole” premium. At any time on or after June 15, 2023, the Issuer may redeem the New Notes, in whole or in part, at the redemption prices set forth in the Indenture, in each case plus accrued and unpaid interest, if any, to but excluding the redemption date.  The New Notes will mature on June 15, 2027.
If a change of control occurs while the New Notes are rated below investment grade, or is followed by a below investment grade rating, subject to certain exceptions, each holder shall have the right to require that the Issuer repurchase all or a portion of such holder’s New Notes at a purchase price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, on the New Notes repurchased, to but excluding, the date of repurchase.
The New Notes and guarantees are senior unsecured obligations of the Issuer and the Guarantors, respectively, and will rank equally with all of the existing and future unsubordinated obligations of the Issuer and the Guarantors, respectively. The New Notes and the guarantees are effectively subordinated to any secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to the debt and other liabilities of Grace’s non-guarantor subsidiaries.
The Indenture contains covenants that limit Grace’s, the Issuer’s and certain of Grace’s subsidiaries’ ability, subject to certain exceptions and qualifications, to (i) incur liens on assets, (ii) enter into any sale and leaseback transaction and (iii) merge or consolidate with another company.
The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Indenture; failure to pay certain other indebtedness; failure to discharge a final judgment for payment of the greater of (i) $100 million and (ii) 2.5% of Total Assets (as defined in the Indenture) or more (excluding any amounts covered by insurance or indemnities) rendered against the Issuer or any of its significant subsidiaries; and certain events of bankruptcy or insolvency. Generally, if any event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding series of New Notes may declare all the New Notes of such series to be due and payable immediately.
The foregoing description of the Indenture is qualified in its entirety by reference to the complete copies of the Base Indenture and the Third Supplemental Indenture that are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The related form of senior note is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d)           Exhibits

Exhibit No.	Description of Exhibit	Location
4.1	Indenture, dated as of September 16, 2014, by and among W. R. Grace & Co.–Conn., the guarantors party thereto and Wilmington Trust, National Association, as trustee.	Exhibit 4.1 to Form 8-K (filed 9/19/14) SEC File No.: 001-13953
4.2	Third Supplemental Indenture, dated as of June 26, 2020, by and among W. R. Grace & Co.–Conn., the guarantors party thereto and Wilmington Trust, National Association, as trustee.	Filed herewith
4.3	Form of 4.875% Note due 2027 (included as Exhibit A to Exhibit 4.2).	Filed herewith
101.INS	Inline XBRL Instance Document	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema	Filed herewith
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase	Filed herewith
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase	Filed herewith
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase	Filed herewith
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ William C. Dockman
William C. Dockman
Senior Vice President and Chief Financial Officer

Dated: June 26, 2020